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                                                                 EXHIBIT (10)(S)
                             FIRST AMENDMENT TO THE
                          FIRST BANCORPORATION OF OHIO
                     EXECUTIVE SUPPLEMENTAL RETIREMENT PLAN


         FIRST BANCORPORATION OF OHIO (the "Company") hereby adopts this First Amendment to the First Bancorporation of Ohio Executive Supplemental Retirement Plan, effective as of November 1, 1993.

                                R E C I T A L S:

         A.  The Company adopted the First Bancorporation of Ohio
Executive Supplemental Retirement Plan (the "Plan") effective as of February 13, 1987.

         B. Section 9.07 of the Plan provides that the Company may amend the Plan at any time and from time to time.

         C. The Company desires to amend the Plan to revise the distribution provisions of the Plan to restrict the availability of alternative distribution forms.

         IN CONSIDERATION OF THE FOREGOING, the Company hereby amends the Plan, effective as of November 1, 1993, as follows:

         1. Except as otherwise expressly provided, capitalized terms used in this Amendment shall have the same meanings as those ascribed to them in the Plan.

         2.  The following sentences are added to Section 4.04 of the
Plan:

         Notwithstanding the preceding sentence, an election made by a Member under the Qualified Plan with respect to the form of payment of his benefits under the Qualified Plan shall not be effective with respect to the form of payment of his Monthly Retirement Income under this Plan unless such election is expressly approved in writing by the Committee. If the Committee shall not approve such election in writing, then the form of payment of the Member's Monthly Retirement Income under this Plan shall be selected by the Committee in its sole discretion.






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         3.  Except as expressly provided in this Amendment, the
remaining terms and conditions of the Plan shall remain in full force and effect.

                 IN WITNESS WHEREOF, First Bancorporation of Ohio has caused this Plan to be duly executed and adopted this ____ day of November, 1993.


                                                    First Bancorporation of Ohio


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
Attest:/s/ Terry E. Patton                             By:/s/ Howard L. Flood
       ----------------------------                       ----------------------------
         Secretary
                                                       Its: President & Chief
                                                            Executive Officer
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